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                                                                EXHIBIT 10.15(d)

                       [DELTA AIR LINES, INC. LETTERHEAD]

I hereby acknowledge that I am not a participant in any Delta Air Lines, Inc. severance plan or program, and that I am not currently eligible for any severance benefit under any plan or program at Delta, including any benefits under any Executive Retention Protection Agreement.

ACKNOWLEDGMENT, RELINQUISHMENT
AND RELEASE:

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Signature

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Name (Please print)

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Date